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                                                                    EXHIBIT 23.3


                               ENGINEER'S CONSENT

         We hereby consent to the reference to our firm and to our report dated February 6, 2001, effective December 31, 2000, which is referred to in this Registration Statement on Form SB-2 of Mendell Energy Technologies, Inc. dated August 14, 2001.

A. R. BRIGGS & ASSOCIATES

/s/ A. R. Briggs
---------------------------
A. R. Briggs, P.E.

Louisville, Colorado
August 13, 2001